SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 11, 2002

TELEMETRIX INC.
(Exact Name of Registrant as Specified in its Charter)

                            Delaware                                               0-14724                                                      59-3453156
                        (State of incorporation)                     (Commission File Number)                (IRS Employer Identification Number)

1225 Sage Street
Gering, Nebraska 69341
(Address of Principal Executive Offices)

308-436-4090
(Registrant’s Telephone Number)

TELEMETRIX INC.
FORM 8-K
March 11, 2002

ITEM 1 – CHANGES IN CONTROL OF REGISTRANT

None.

ITEM 2 – ACQUISITION OR DISPOSITION OF ASSETS

None.

ITEM 3 – BANKRUPTCY OR RECEIVERSHIP

None.

ITEM 4 – CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

None.

ITEM 5 – OTHER EVENTS

The Company Board of Directors approved by Corporate Resolution dated March 11, 2002, the appointment of Paul Zolman as acting Chief Financial Officer effective this same date. The board had previously received notification from Mr. Doyle of his desire to purchase and operate a private business once a replacement was found.

ITEM 6 – RESIGNATION OF REGISTRANT’S DIRECTORS

See Item 5.

ITEM 7 – FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

None.

ITEM 8 – CHANGE IN FISCAL YEAR

None.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TELEMETRIX INC. Date: March 11, 2002 /s/ Michael J. Tracy Michael J. Tracy President and CEO